Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 14, 2017 AS PREVIOUSLY SUPPLEMENTED ON SEPTEMBER 29, 2017

DATED JANUARY 4, 2018

Notwithstanding anything to the contrary in the Fund’s Prospectus and Statement of Additional Information, effective January 1, 2018, Danielle Salters is no longer a portfolio manager for the Fund. Scott T. Fleming and Robert Wolf will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE